UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 3, 2004

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)
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

               Delaware                                  0-16132                               22-2711928
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
    (State or other jurisdiction of              (Commission File Number)          (IRS Employer Identification No.)
            incorporation)
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

                     7 Powder Horn Drive, Warren, New Jersey                                       07059
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
                     (Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (732) 271-1001

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO AN AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

On December 3, 2004, an indirect wholly-owned subsidiary of Celgene Corporation ("Celgene"), Celgene UK Manufacturing II, Limited ("CUK"), entered into an amendment to a Product Supply Agreement among CUK, Pharmion GmbH and Pharmion Corporation (the latter two entities, "Pharmion"). The amendment provides for a one-time payment of $77 million by Pharmion to CUK in return for a reduction in Pharmion's purchase price for purchases of thalidomide from CUK. At the same time, Celgene and Pharmion entered into agreements that (i) extend, from 2005 to 2007, their existing thalidomide research and development agreement and provide for aggregate payments of $8 million by Pharmion to Celgene over the next three years to support such ongoing thalidomide development activities; and (ii) amend their Thalomid(R) License Agreement to provide Pharmion with additional territories and eliminate certain termination rights of Celgene relating to obtaining marketing approval in Europe, for an aggregate $3 million. A copy of the joint press release issued by the parties on December 3, 2004 relating to these amendments is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

         99.1 Joint press release issued by Celgene Corporation, Pharmion GmbH and Pharmion Corporation, dated December 3, 2004






                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CELGENE CORPORATION



Date:  December 7, 2004                        By:    /s/ Robert J. Hugin
                                               ---------------------------------
                                               Name:  Robert J. Hugin
                                               Title: Senior Vice President and
                                                      Chief Financial Officer